Consolidated Statements of Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net sales	$ 406,150	$ 434,925	$ 391,665
Cost of products sold	313,570	327,366	298,010
Gross profit	92,580	107,559	93,655
Selling, general and administrative expenses	56,189	54,254	51,734
Operating income	36,391	53,305	41,921
Other income	1,157	940	3,050
Other expense	(282)	(511)	(694)
Income before income taxes	37,266	53,734	44,277
Income tax	12,157	17,593	14,173
Net income	$ 25,109	$ 36,141	$ 30,104
Earnings per share (in dollars per share)	$ 0.96	$ 1.38	$ 1.15
Average number of shares outstanding (in shares)	26,192,072	26,256,824	26,249,324